As filed with the Securities and Exchange Commission on October 6, 1999
                                                    Registration No. 333-_______
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                         CARRAMERICA REALTY CORPORATION
             (Exact name of registrant as specified in its charter)

           Maryland                                 1850 K Street, N.W.                              52-1796339
(State or other jurisdiction of                   Washington, D.C. 20006                  (IRS employer identification no.)
incorporation or organization)                        (202) 729-7500
                                          (Address of Principal Executive Offices)

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                         CARRAMERICA REALTY CORPORATION
                      1997 STOCK OPTION AND INCENTIVE PLAN
                            (Full title of the plan)

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                              Linda A. Madrid, Esq.
                               1850 K Street, N.W.
                             Washington, D.C. 20006
                                 (202) 729-7500
                          (Name, address and telephone
                          number of agent for service)

                                    Copy to:
                          J. Warren Gorrell, Jr., Esq.
                              David W. Bonser, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004-1109
                                 (202) 637-5600

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                         CALCULATION OF REGISTRATION FEE

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                                                                Proposed Maximum       Proposed Maximum
                                           Amount to be        Offering Price Per     Aggregate Offering         Amount of
Title of Securities to be registered        Registered             Share (1)              Price (1)           Registration Fee
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
Common Stock, par value $.01 per share       7,000,000                $21.91              $153,370,000             $42,637
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

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended, based on the average of the high and low prices per share of CarrAmerica Realty Corporation's Common Stock, par value $0.01 per share, on September 30, 1999, as reported on the New York Stock Exchange.

                                EXPLANATORY NOTE

         This Registration Statement is filed solely to register 7,000,000 additional shares of common stock of CarrAmerica Realty Corporation (the "Registrant") that may be issued under the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan, as amended, for which the Registrant's Registration Statement (the "Initial Registration Statement") on Form S-8 (File No. 333-33313) already is in effect. Pursuant to General Instruction E of Form S-8, the contents of the Initial Registration Statement hereby are incorporated by reference herein.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.             Exhibits

Exhibit
Number              Description
------              -----------
5.1                 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered

23.1                Consent of Hogan & Hartson L.L.P. (included as part of
                    Exhibit 5.1)

23.2                Consent of KPMG LLP

24.1                Powers of Attorney

99.1 CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.5 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996)

99.2 First Amendment to the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.14 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998)

99.3 Second Amendment to the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.15 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998)

99.4 Third Amendment to the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.16 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998)

99.5 Fourth Amendment to the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C., on October 6, 1999.


                                            CARRAMERICA REALTY CORPORATION,
                                            a Maryland corporation


                                            By: /s/ Richard F. Katchuk
                                                --------------------------------
                                                Richard F. Katchuk
                                                Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

Signature                                                Title                                               Date
---------                                                -----                                               ----

              *                             Chairman of the Board of Directors                           October 6, 1999
---------------------------
Oliver T. Carr, Jr.

              *                             President, Chief Executive Officer and Director              October 6, 1999
---------------------------
Thomas A. Carr

/s/ Richard F. Katchuk
---------------------------                 Chief Financial Officer (principal financial                 October 6, 1999
Richard F. Katchuk                            and accounting officer)

              *                             Director                                                     October 6, 1999
---------------------------
C. Ronald Blankenship

              *                             Director                                                     October 6, 1999
---------------------------
Andrew F. Brimmer

              *                             Director                                                     October 6, 1999
---------------------------
A. James Clark

              *                             Director                                                     October 6, 1999
---------------------------
Timothy Howard

              *                             Director                                                     October 6, 1999
---------------------------
Caroline S. McBride

              *                             Director                                                     October 6, 1999
---------------------------
William D. Sanders

              *                             Director                                                     October 6, 1999
---------------------------
Wesley S. Williams, Jr.


* By: /s/ Richard F. Katchuk
    ------------------------
      Richard F. Katchuk
      As Attorney-in-Fact
      (See Exhibit 24.1)

                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------
5.1                 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered

23.1                Consent of Hogan & Hartson L.L.P. (included as part of
                    Exhibit 5.1)

23.2                Consent of KPMG LLP

24.1                Powers of Attorney

99.1 CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.5 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996)

99.2 First Amendment to the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.14 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998)

99.3 Second Amendment to the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.15 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998)

99.4 Third Amendment to the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.16 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998)

99.5 Fourth Amendment to the CarrAmerica Realty Corporation 1997 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)